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                                                                                  EXHIBIT 99.1

                          ANTHRACITE CAPITAL, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                             (IN THOUSANDS, EXCEPT PER SHARE DATA)

---------------------------------------------------------------------------------------------------------
                                                             June 30, 2003          December 31, 2002
                                                             -------------          -----------------
                                                              (Unaudited)

ASSETS

Cash and cash equivalents                                              $  14,259               $  24,698
Restricted cash equivalents                                               56,756                  84,485
Commercial real estate securities                                      1,147,398                 894,345
Commercial real estate loans                                              55,556                  65,664
Residential mortgage backed securities                                   888,878               1,506,450
Equity investment in Carbon Capital, Inc.                                 18,570                  14,997
Investments in real estate joint ventures                                  7,844                   8,265
Receivable for investments sold                                              670                       -
Other assets                                                              71,899                  40,447
                                                                   --------------          --------------
     Total Assets                                                     $2,261,830              $2,639,351
                                                                   ==============          ==============


LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
Borrowings:

    Collateralized debt obligations                                     $684,778                $684,590
    Secured by pledge of commercial real estate securities               163,503                  42,861
    Secured by pledge of commercial real estate loans                     14,667                  14,667
    Secured by pledge of residential mortgage backed securities          850,294               1,418,206
    Secured by pledge of real estate joint ventures                          512                   1,337
                                                                   --------------          --------------
   Total borrowings                                                   $1,713,754              $2,161,661
Payable for investments purchased                                         21,653                     524
Distributions payable                                                     17,299                  16,589
Other liabilities                                                         75,221                  54,361
                                                                   --------------          --------------
     Total Liabilities                                                 1,827,927               2,233,135
                                                                   --------------          --------------

Stockholders' Equity:
Common stock, par value $0.001 per share; 400,000 shares
authorized;
     48,142 shares issued and outstanding in 2003; and
     47,398 shares issued and outstanding in 2002                             48                      47
10% Series B Preferred stock, liquidation preference
     $43,942  in 2003 and $47,817 in 2002                                 33,431                  36,379
9.375% Series C Preferred stock, liquidation preference
     $57,500 in 2003                                                      55,513                       -
Additional paid - in capital                                             522,334                 515,180
Distributions in excess of earnings                                     (61,830)                (24,161)
Accumulated other comprehensive loss                                   (115,593)               (121,229)
                                                                   --------------          --------------
      Total Stockholders' Equity                                         433,903                 406,216
                                                                   --------------          --------------
      Total Liabilities and Stockholders' Equity                      $2,261,830              $2,639,351
                                                                   ==============          ==============
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                                      Anthracite Capital, Inc.
                          Consolidated Statements of Operations (Unaudited)
                                (in thousands, except per share data)
-------------------------------------------------------------------------------------------------------
                                                      For the Three Months    For the Six Months Ended
                                                              Ended                June 30, 2003
                                                          June 30, 2003
                                                    ---------------------------------------------------

Income:
   Commercial real estate securities                                  $23,032                  $45,605
   Commercial real estate loans                                         2,103                    3,290
   Residential mortgage backed securities                              16,126                   34,035
   Earnings from real estate joint ventures                               238                      473
   Earnings from equity investment                                        702                    1,445
   Cash and cash equivalents                                              209                      385
                                                                    ---------                ---------
      Total income                                                     42,410                   85,233
                                                                    ---------                ---------

Expenses:
   Interest expense:
      Collateralized debt obligations                                  11,077                   21,990
      Commercial real estate securities                                   699                    1,177
      Commercial real estate loans                                        108                      210
      Residential mortgage backed securities                            5,103                   10,052
      Real estate joint ventures                                            7                       17
   Hedging Expense                                                      4,764                    7,755
   General and administrative                                             591                    1,173
   Management fee                                                       2,649                    5,226
                                                                    ---------                ---------
      Total expenses                                                   24,998                    47,600
                                                                    ---------                ---------

Other gain (losses):
Realized loss                                                         (1,928)                 (10,459)
Unrealized gain (loss)                                                    506                  (1,225)
Hedge Ineffectiveness                                                      21                    (241)
Loss on impairment of assets                                         (27,014)                 (27,014)
                                                                    ---------                ---------
       Total other loss                                              (28,415)                 (38,939)
                                                                    ---------                ---------

Net Loss                                                             (11,003)                  (1,306)
                                                                    ---------                ---------

Dividends on preferred stock                                            1,611                    2,806
                                                                    ---------                ---------

Net Loss attributable to Common Shareholders                         (12,614)                  (4,112)
                                                                    =========                =========

Income from operating portfolio per share:
    Basic                                                               $0.33                    $0.73
    Diluted                                                             $0.33                    $0.73

Net Loss per share, basic                                             $(0.26)                  $(0.09)
                                                                    =========                =========

Net Loss per share, diluted                                           $(0.26)                  $(0.09)
                                                                    =========                =========

Weighted average number of shares outstanding:
   Basic                                                               47,862                   47,728
   Diluted                                                             47,883                   47,746

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